SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 26,1999


                       Saxon Asset Securities Trust 1999-2
             Mortgage Loan Asset Backed Certificates, Series 1999-2

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479              52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                 This report consists of 8 consecutively numbered pages.


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Item 5.   Other Events.

          On November 26,1999 distributions were made to the Certificateholders.
          Specific   information   with   respect  to  the distributions  is
          filed  as  Exhibit  99.1.   No  other   reportable transactions or
          matters have  occurred  during the current  reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Monthly Payment Report on November 26,1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1999-2
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1999-2


Date:                      By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Payment Report Statement on
                         November 26,1999

                                  Exhibit 99.1


                    Monthly Payment Report on November 26,1999


                                                  PAYMENT DISTRIBUTION STATEMENT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDE
											Cer-	Certit-
Distribution Date:		26-Nov-99						tifi-	cates
									       Interest	cates	Carry	Applied
		 Original	Beginning				       Carry	Carry-	Over	Realizes Total	      Ending
		 Certificate	Certificate	Principal	 Interest      Forward  Over	Amount	Loss	 Distri-      Certificate
Class  Cusip #	 Balance	Balance		Distribution	 Distribution  Amount	Amount  Paid	Amount	 bution	      Balance

AF-1  805564DM0	 80,000,000.00	62,671,163.57   2,689,767.81	306,322.72 	 -   	N/A	N/A	N/A	2,996,090.53  59,981,395.76
AF-2  805564DN8	 33,000,000.00	33,000,000.00	 	-   	164,175.00 	 -   	N/A	N/A	N/A	  164,175.00  33,000,000.00
AF-3  805564DP3	 36,000,000.00	36,000,000.00	 	-   	183,150.00 	 -   	N/A	N/A	N/A	  183,150.00  36,000,000.00
AF-4  805564DQ1	 27,000,000.00	27,000,000.00	 	-   	145,012.50 	 -   	N/A	N/A	N/A	  145,012.50  27,000,000.00
AF-5  805564DR9	 16,713,000.00	16,713,000.00	 	-   	 94,915.91 	 -   	N/A	N/A	N/A	   94,915.91  16,713,000.00
AF-6  805564DS7	 21,412,800.00	21,412,800.00		-   	114,469.26 	 -   	N/A	N/A	N/A	  114,469.26  21,412,800.00
MF-1  805564DT5	 12,449,000.00	12,449,000.00		-   	 70,336.85 	 -   	N/A	N/A	 -   	   70,336.85  12,449,000.00
MF-2  805564DU2	  9,337,000.00	 9,337,000.00	 	-   	 55,827.48 	 -   	N/A	N/A	 -   	   55,827.48   9,337,000.00
BF-1  805564DV0	  8,092,000.00	 8,092,000.00	 	-   	 56,711.43 	 -   	N/A	N/A	 -   	   56,711.43   8,092,000.00
BF-1A 805564DW8	  4,980,000.00	 3,571,187.39	  269,160.44	 23,584.72 	 -   	N/A	N/A	 -   	  292,745.16   3,302,026.95
AV-1  805564DX6	177,840,800.00 155,026,667.28   3,822,645.41	777,028.11 	 -   	 -   	 -   	N/A	4,599,673.52 151,204,021.87
MV-1  805564DY4	 16,884,000.00	16,884,000.00	 	-   	 87,928.12 	 -   	 -   	 -   	 -   	   87,928.12  16,884,000.00
MV-2  805564DZ1	 14,070,000.00	14,070,000.00	 	-   	 79,526.77 	 -   	 -   	 -   	 -   	   79,526.77  14,070,000.00
BV-1  805564EA5	  9,567,000.00	 9,567,000.00	 	-   	 68,956.81 	 -   	 -   	 -   	 -   	   68,956.81   9,567,000.00
BV-1A 805564EB3	  6,704,000.00	 5,177,513.89	  289,523.81	 35,832.71 	 -   	 -   	 -   	 -   	  325,356.52   4,887,990.09
C       80556C2		N/A		N/A	      N/A	565,856.98 	N/A	N/A	N/A	N/A	  565,856.98		N/A
R       80556R2		N/A		N/A	      N/A	 	-   	N/A	N/A	N/A	N/A	 	 -   		N/A

TOTALS		474,049,600.00	430,971,332.13	7,071,097.47	 2,829,635.37 					9,900,732.84 423,900,234.66

Group I		248,983,800.00	230,246,150.96	2,958,928.25	1,214,505.87					4,173,434.12 227,287,222.71
Group II	225,065,800.00	200,725,181.17	4,112,169.22	1,049,272.51					5,161,441.73 196,613,011.96





One Month LIBOR RATE			5.40875%

Factor Information per $1,000 of the Original Balance

							       Certi-		     Current
					  Interest   Certi-    ticates		     Pass
		Principal    Interest	  Carry	     ficates   Carryover End Prin    Through
Class	Cusip #	Distribution Distribution Forward    Carryover Paid 	 Balance     Rate

AF-1  805564DM0	  33.62210    3.82903	  0.00000	N/A	N/A	  749.76745  5.49875%
AF-2  805564DN8	   0.00000    4.97500	  0.00000	N/A	N/A	1,000.00000  5.97000%
AF-3  805564DP3	   0.00000    5.08750	  0.00000	N/A	N/A	1,000.00000  6.10500%
AF-4  805564DQ1	   0.00000    5.37083	  0.00000	N/A	N/A	1,000.00000  6.44500%
AF-5  805564DR9	   0.00000    5.67917	  0.00000	N/A	N/A	1,000.00000  6.81500%
AF-6  805564DS7	   0.00000    5.34583	  0.00000	N/A	N/A	1,000.00000  6.41500%
MF-1  805564DT5	   0.00000    5.65000	  0.00000	N/A	N/A	1,000.00000  6.78000%
MF-2  805564DU2	   0.00000    5.97917	  0.00000	N/A	N/A	1,000.00000  7.17500%
BF-1  805564DV0	   0.00000    7.00833	  0.00000	N/A	N/A	1,000.00000  8.41000%
BF-1A 805564DW8	  54.04828    4.73589	  0.00000	N/A	N/A	  663.05762  7.92500%
AV-1  805564DX6	  21.49476    4.36923	  0.00000    0.00000 0.00000	  850.22122  5.63875%
MV-1  805564DY4	   0.00000    5.20778	  0.00000    0.00000 0.00000	1,000.00000  5.85875%
MV-2  805564DZ1	   0.00000    5.65222	  0.00000    0.00000 0.00000	1,000.00000  6.35875%
BV-1  805564EA5	   0.00000    7.20778	  0.00000    0.00000 0.00000	1,000.00000  8.10875%
BV-1A 805564EB3	  43.18673    5.34497	  0.00000    0.00000 0.00000	  729.11547  8.30500%









	If there are any questions or comments, please contact:

	Joan Dolce
	Saxon Mortgage
	4880 Cox Road
	Richmond, VA  23060
	(804) 967-5814

								-6-
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				      PAYMENT DISTRIBUTION STATEMENT
                                   SAXON ASSET SECURITIES TRUST 1999-2
                                 MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                          SERIES 1999-2
                                    STATEMENT TO CERTIFICATEHOLDERS



									 Group I	Group II

	Aggregate Scheduled Mortgage Principal Balance		    228,965,195.76  198,429,021.87
	Prepayment Amount					      2,522,675.10    3,720,166.97
	Substitution Shortfall Amount					      -   	 -
	Repurchase Amounts						      -   	 -
	Other Recoveries						      -   	 -
	Extra Principal Distribution Amount				      -   	 -
	Applied Realized Loss Amount					      -   	 -
	Unpaid Realized Loss Amount					      -   	 -

									 Group I	Group II

	Net Rate							 9.38813%	 9.34882%
	Largest Mortgage Loan Balance					497,993.81	994,838.62
	Servicing Fees							 97,483.99	 84,271.37
	Master Servicing Fees						  9,652.29	  8,427.15


	The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans as of the Remittance Date

						Group I			 	 	Group II
			Category	Number	Percentage  Principal Balance	 Number  Percentage  Principal Balance
			30-59 Days	 85 	3.29018%       7,533,371.64	   71	 3.90600%       7,750,634.27
			60-89 Days	  6 	0.20644%         472,677.91	    4 	 0.22566%	  447,780.83
			90+ Days	  2 	0.04155%	  95,123.93 	    1 	 0.04734%	   93,941.74


												 Group I	Group II

	Number of Mortgage Loans in Foreclosure Proceedings					     84		  83
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings	      7,444,791.20    8,378,878.30
	Number of Mortgage Loans in Foreclosure in Prior Month					     70 	  72
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month	      6,600,602.62    7,659,533.65


												 Group I	Group II

	Number of Mortgagors in Bankruptcy Proceedings						     16	          21
	Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings	      1,256,097.39    2,327,249.52


												 Group I	Group II

	Number of any REO Properties								      2 	   3
	Book Value of any REO Properties						       108,567.20       116,383.20


									Group I			Group II

						Servicer	Number	Principal Balance	Number	Principal Balance
	Number of 60+ Delinquent Loans		Meritech	 108 	 9,103,796.28 	 	107 	 10,823,489.08


	Amount on Deposit in Asset Proceeds Account							9,900,732.84

	Interest											3,388,319.62

	Scheduled Principal										  269,571.15

	Unscheduled Principal										6,242,842.07





							-7-


                                                  PAYMENT DISTRIBUTION STATEMENT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDERS







											 Group I	Group II

	Realized Losses for the current period						    -   	 -
	Cumulative Realized Losses							    -   	 -
	Applied Realized Losses							            -   	 -
	Unpaid Realized Losses							 	    -   	 -


											 Group I	Group II

	Trigger Event							   	    Has not occurred	Has not occurred
	Subordinate Trigger Event						    Has not occurred	Has not occurred


	Overcollateralization Target Amount						4,980,038.67	6,704,192.51
	Overcollateralization Amount							1,677,973.05	1,816,009.91



							 -8-

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